AMENDMENT NO. 1 TO LOAN AGREEMENT

This Amendment No. 1 (the "Amendment") dated as of September 22, 2009, is between Bank of America,

N.A. (the "Bank") and Air T, Inc., Mountain Air Cargo Inc, Mac Aviation Services LLC, Global Ground Support, LLC, CSA Air, Inc. and Global Aviation Services, LLC (the "Borrower").

RECITALS

A. The Bank and the Borrower entered into a certain Loan Agreement dated as of September 18, 2007 (together with any previous amendments, the "Agreement").

B. The Bank and the Borrower desire to amend the Agreement.

AGREEMENT

1.      Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2. Amendments. The Agreement is hereby amended as follows:

2.1        Paragraph 8.3 and 8.4 is hereby deleted in its entirety.

2.2        The following Paragraph 8.23 is hereby added:

8.23          Basic Fixed Charge Coverage Ratio. To maintain on a consolidated basis a Basic Fixed Charge
Coverage Ratio of at least 1.50:1.0.

"Basic Fixed Charge Coverage Ratio" means the ratio of (a) the sum of EBITDA plus lease expense and rent expense, minus income tax, minus dividends, withdrawals, and other distributions, to (b) the sum of interest expense, lease expense, rent expense, the current portion of long term debt and the current portion of capitalized lease obligations.

"EBITDA" means net income, less income or plus loss from discontinued operations and extraordinary items, plus income taxes, plus interest expense, plus depreciation, depletion, and amortization.

This ratio will be calculated at the end of each reporting period for which the Bank requires financial statements, using the results of the twelve-month period) ending with that reporting period. The current portion of long-term liabilities will be measured as of the last day of the calculation period.

2.3        In Paragraph 2.2, the date "August 31, 2010" is changed to "August 31, 2011 ".

2.4        In Paragraph 2.4(a), the number "1.37" is changed to "1.5".

3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law,

Ref #: 1000214416: - Air T Inc

Amendment to Loan Agreement                                                                                             -1-

agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers.

4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

5. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

6. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATIING TO THE SUBJECTMATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK:

Bank of America, N.A.

BORROWERS:
Air T, Inc.
By:  /s/ John Parry
John Parry, VP Finance

Ref #: 1000214416: - Air T Inc

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